COMMERCIAL PAPER DEALER AGREEMENT

November 13, 1995

BA Securities, Inc.
555 California Street
San Francisco, California  94104


Dear Sirs:

 Mirage Resorts, Incorporated, a Nevada corporation (the
"Company"), hereby appoints you as its agent, and as agent for THE MIRAGE CASINO-HOTEL, Treasure Island
Corp., Bellagio, GNLV, CORP. and MH, INC., each of which is a Nevada corporation and a direct or indirect wholly owned subsidiary of the Company (collectively, the "Co-
Issuing Subsidiaries" and, together with the Company, the "Issuers"), on a nonexclusive basis for the purpose of soliciting and receiving offers to purchase from the Issuers from time to time their commercial paper notes, maturing not later than nine months from date of issue
(the "CP Notes") in an aggregate principal amount outstanding not to exceed the amount authorized from time to time by the Board of Directors of the Company.
The CP Notes will be issued under an Issuing and Paying
Agency Agreement dated as of November 13, 1995 (the
"Paying Agency Agreement") between the Issuers and
BankAmerica National Trust Company, as Issuing and
Paying Agent (the "Paying Agent"), and will be issued in denominations of $150,000 and integral multiples of $1,000 in excess thereof. The Company may sell CP Notes directly to you as principal for resale to others. For purposes of this Agreement, the Company will act for itself and on behalf of the Co-Issuing Subsidiaries.

          SECTION 1.  ISSUANCE AND PURCHASE OF THE CP
NOTES. If you and the Company shall agree upon the sale of any CP Notes to or through you (including, but not limited to, agreement with respect to the price, principal amount, maturity and interest or discount rate thereof), (i)instructions to the Paying Agent to complete, authenticate and deliver the CP Notes shall be given in the manner described in the Paying Agency
Agreement and (ii) the authentication and delivery to you of such CP Notes by the Paying Agent against payment of the purchase price therefor shall constitute the issuance of such CP Notes by the Issuers.





                   Exhibit 99.2

        SECTION 2.  OFFERING OF THE CP NOTES;
RESTRICTIONS ON TRANSFER.  (a) You agree with the
Company that (i) you will deliver a Private Placement
Memorandum (as hereinafter defined) to each prospective investor in the CP Notes prior to the initial offer to purchase a CP Note or CP Notes by such investor, (ii) you will not solicit offers for, or offer or sell, CP
Notes by any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule
506 thereunder, and (iii) you will solicit offers for CP
Notes only from, and will offer CP Notes only to,
(x)institutional investors that you reasonably believe are "accredited investors" within the meaning of Rule
501(a) under the Securities Act or (y) qualified institutional buyers as defined in Rule 144A under the Securities Act ("QIBs") and, in either case, who, in purchasing CP Notes, may be deemed to have represented and agreed as provided in paragraphs (1) through (4) of
Section 2(b).

          (b)   Each Private Placement Memorandum shall
contain paragraphs in substantially the following form:

          "Each purchaser of a CP Note will be deemed to have represented and agreed as follows:

          (1)  It understands that the CP Notes are
               being issued only in transactions not
               involving any public offering within the meaning of the Securities Act;

          (2) It is (A) an institutional investor which is an "Accredited Investor," as defined in Rule 501(a) of Regulation D under the
               Securities Act (an "Institutional
               Accredited Investor"), or a "bank," as
               defined in Section 3(a)(2) of the
               Securities Act, or a savings and loan
               association or other institution of the
               type referred to in Section 3(a)(5)(A) of the Securities Act, that is acting as a fiduciary in purchasing the CP Notes for the account of an Institutional
               Accredited Investor, which has such
               knowledge and experience (or, if such
               Institutional Accredited Investor is
               acting as a fiduciary, it is a fiduciary with sole investment discretion having such knowledge and experience) in financial and business matters that it is capable (whether acting for its own account or in such fiduciary capacity) of evaluating the merits and risks of investing in such CP Notes, has had access to such information as it deems necessary in order to make an informed investment decision and is not purchasing the CP Notes with a view to, or for sale in connection with, any distribution; or

               (B) in the case of sales of CP Notes
               pursuant to Rule 144A under the
               Securities Act, a "qualified
               institutional buyer," as defined in Rule
               144A under the Securities Act (a "QIB"), or a QIB purchasing the CP Notes on behalf of one or more other QIBs;

          (3) If in the future it (or any other investor or any other fiduciary or agent representing it) decides to sell such CP
               Notes prior to maturity, said CP Notes
               will be sold only in a transaction exempt from registration under the Securities
               Act and only to (i) you or another dealer authorized by the Company (each, a "Dealer"), (ii) to the Company or any other Issuer, (iii) to a QIB, (iv) through a Dealer to an institutional investor approved by the Dealer as an Institutional Accredited Investor or (v) in a transaction previously approved in writing by the Company as exempt from registration under the Securities Act;

          (4) It understands that, although you (or any other Dealer), the Company or another
               Issuer may repurchase CP Notes, none of
               such entities is obligated to do so, and, accordingly, the purchaser (or any such other investor) should be prepared to hold the CP Notes until maturity;

          (5)  It acknowledges that the CP Notes sold
               to it by you may be sold to it pursuant to Rule 144A under the Securities Act;

          (6)  It understands that the CP Notes will
               bear a legend substantially as follows:

               THIS CP NOTE HAS NOT BEEN REGISTERED
               UNDER THE SECURITIES ACT OF 1933, AS
               AMENDED (THE "SECURITIES ACT"), AND THE
               INITIAL SALE OF THIS CP NOTE MAY BE MADE
               ONLY TO AN INSTITUTIONAL "ACCREDITED
               INVESTOR,"AS DEFINED IN RULE 501(a) UNDER
               THE SECURITIES ACT (AN "INSTITUTIONAL
               ACCREDITED INVESTOR"), OR A "QUALIFIED
               INSTITUTIONAL BUYER," AS DEFINED IN RULE
               144A UNDER THE SECURITIES ACT (A  "QIB").
               BY ITS ACCEPTANCE OF THIS CP NOTE, THE
               PURCHASER HEREOF (A) REPRESENTS THAT IT
               IS (i) AN INSTITUTIONAL ACCREDITED
               INVESTOR OR A "BANK," AS DEFINED IN
               SECTION 3(a)(2) OF THE SECURITIES ACT, OR
               A SAVINGS AND LOAN ASSOCIATION OR OTHER
               INSTITUTION OF THE TYPE REFERRED TO IN
               SECTION 3(a)(5)(A) OF THE  SECURITIES
               ACT, THAT IS ACTING AS A FIDUCIARY ON

               BEHALF OF AN INSTITUTIONAL ACCREDITED
               INVESTOR AND THAT THIS CP NOTE IS BEING
               ACQUIRED FOR INVESTMENT AND NOT WITH  A
               VIEW TO DISTRIBUTION OR (ii) A QIB ACTING
               ON BEHALF OF ITSELF OR ANOTHER QIB, AND
               (B) AGREES THAT ANY RESALE OF THIS CP
               NOTE WILL BE MADE ONLY IN A TRANSACTION
               EXEMPT FROM REGISTRATION UNDER THE
               SECURITIES ACT (INCLUDING, IN THE CASE OF
               A SALE BY A QIB, A TRANSACTION EXEMPT
               PURSUANT TO RULE 144A UNDER THE
               SECURITIES ACT), AND, IN EACH CASE, ONLY
               TO (i) BA SECURITIES, INC. OR ANOTHER
               DEALER AUTHORIZED BY THE COMPANY (EACH, A
               "DEALER"), (ii) TO MIRAGE RESORTS,
               INCORPORATED (THE "COMPANY"), (iii) TO
               THE MIRAGE CASINO-HOTEL, TREASURE ISLAND
               CORP., BELLAGIO, GNLV, CORP. OR MH, INC.,
               (iv) THROUGH A DEALER TO AN INSTITUTIONAL
               INVESTOR APPROVED BY THE DEALER AS AN
               INSTITUTIONAL ACCREDITED INVESTOR, (v) TO
               A QIB OR (vi) IN A TRANSACTION PREVIOUSLY
               APPROVED IN WRITING BY THE COMPANY IN ITS
               SOLE AND ABSOLUTE DISCRETION AS EXEMPT
               FROM REGISTRATION UNDER THE SECURITIES
               ACT;

               and

          (7)  It has received the Private Placement
               Memorandum relating to the offering of the CP Notes and has had full opportunity (i) to ask questions and receive answers concerning the terms and conditions of the offering made pursuant to such Private Placement
               Memorandum and (ii) to request from the
               Company and the other Issuers and to
               review, and has received, all additional information necessary to verify the accuracy of the information contained in such Private Placement Memorandum or incorporated therein by reference that the Issuers could provide without unreasonable effort or expense."

          SECTION 3.  REPRESENTATIONS AND WARRANTIES.
The Company represents and warrants to and agrees with you as of the date hereof, as of each date on which you solicit offers to purchase CP Notes, as of each date on which the Company accepts an offer to purchase CP Notes
(including any purchase by you as principal), as of each date the Issuers issue and deliver CP Notes and as of each date the Private Placement Memorandum is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Private Placement Memorandum as amended or supplemented to each such date):

          (a) Each Issuer has been duly incorporated,is validly existing as a corporation in good standing under the laws of the State of Nevada. The Company has full power and authority to execute, deliver and perform this

Agreement. Each Issuer has full power and authority to execute, deliver and perform its respective obligations under the CP Notes and the Paying Agency Agreement.

         (b) The CP Notes have been duly authorized by the Issuers and, when executed and authenticated in accordance with the provisions of the Paying Agency
Agreement and delivered to and paid for by the purchasers thereof, will be entitled to the benefits of the Paying Agency Agreement and will be valid and binding obligations of the Issuers, enforceable in accordance with their respective terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, (iii) rights to indemnity and contribution may be limited by state or federal laws relating to securities or by the policies underlying such laws and (iv) no representation, warranty or agreement is made with respect to any purported waivers of rights or defenses.

         (c) This Agreement has been duly authorized, executed and delivered by the Company.

         (d) The Paying Agency Agreement has been duly authorized, executed and delivered by the Issuers and, assuming the due authorization, execution and delivery by the Paying Agent, is a valid and binding agreement of the Issuers, enforceable in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally,
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, (iii) rights to indemnity and contribution may be limited by state or federal laws relating to securities or by the policies underlying such laws and (iv) no representation, warranty or agreement is made with respect to any purported waivers of rights or defenses.

         (e) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the execution and delivery by the Issuers of, and the performance by the Issuers of their respective obligations under, the CP
Notes and the Paying Agency Agreement will not contravene any provision of applicable law or the Articles of Incorporation or Bylaws of any Issuer or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, the contravention of which would have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, or by the Issuers of their respective obligations under the CP Notes and the Paying Agency Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the CP Notes and except for such approval under the Nevada Gaming
Control Act and the regulations promulgated thereunder as has been obtained and is in full force and effect.

         (f)  The issuance and sale of the CP Notes
under the circumstances contemplated hereby and by the Paying Agency Agreement do not require registration of the CP Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof and the regulations promulgated thereunder and do not require compliance with any provision of the Trust Indenture Act of 1939, as amended.

         (g) No Issuer is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         (h)  There has not occurred any material
adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Private Placement
Memorandum.

         (i) The CP Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

         SECTION 4.  AGREEMENTS.  The Company agrees
with you that:

         (a) The Company will promptly deliver to you copies of all (i) filings by the Company with the Securities and Exchange Commission and any United States securities exchange on which securities of any Issuer are listed and (ii) all material information generally supplied by the Company to its shareholders or by any Issuer to any of Standard & Poor's Ratings Group,
Moody's Investor Services, Inc. or Duff & Phelps Credit
Rating Co. (collectively, the "Rating Agencies").

         (b) The Company will provide to you as soon as practicable a Private Placement Memorandum containing business and financial information concerning the Company and a description of the CP Notes which (with any amendments or supplements provided by the Company) may be used by you in connection with the sale of the CP
Notes until the Company provides you with an updated or revised memorandum (such Private Placement Memorandum, together with any amendments or supplements thereto, including information incorporated therein by reference, if any, is herein referred to as the "Private Placement
Memorandum").

         (c)  If, at any time when you are offering CP
Notes or any CP Notes are outstanding, any event occurs or condition exists as a result of which the Private
Placement Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances existing when such Private Placement Memorandum is delivered to a purchaser, not misleading, or if, in your opinion or the opinion of the Company, it is necessary at any time to amend or supplement the Private Placement
Memorandum as then amended or supplemented to comply with applicable law, the Company will notify you as promptly as practicable and will prepare and furnish to you a revision or supplement to the Private Placement
Memorandum satisfactory in all material respects to you, that will correct such statement or omission or effect such compliance.

         (d) The Company will, whether or not any sale of CP Notes is consummated, pay all reasonable out-of pocket expenses incurred by you incident to the performance of its obligations under this Agreement, the CP Notes and the Paying Agency Agreement, including, without limitation, reasonable fees and expenses of your counsel.

         (e)  The Company will notify you promptly in
writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Issuer's securities by any of the Rating Agencies.

         (f) The Company agrees promptly from time to time to take such action as you may reasonably request to qualify the CP Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as you may reasonably request and to maintain such qualifications for as long as you shall reasonably request. The Company also agrees to reimburse you for any reasonable fees or costs (including reasonable out-of-pocket fees and disbursements of counsel) incurred in so qualifying the CP Notes.

         (g) The Issuers will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) which could be integrated with the sale of the CP
Notes in a manner which would require the registration under the Securities Act of the offer and sale of such CP Notes.

         (h) The Issuers will not solicit any offer to buy or offer to sell CP Notes by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act or otherwise, including: (x) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and (y) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (i)  The Company will furnish to you such
additional information as you may reasonably request.

         (j)  At any time when the Company is not
subject to Section 13 or 15(d) of the Securities
Exchange Act of 1934, as amended, the Company shall make available, upon request, to any holder, beneficial owner or prospective purchaser of any CP Notes the information required to be delivered to such persons pursuant to Rule 144A(d)(4) under the Securities Act and will furnish to you, upon request, copies of such information.

         SECTION  5. INDEMNITY  AND  CONTRIBUTION.  The
Company agrees to (i) indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (you and each such other person are collectively referred to herein as "you"), from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Private Placement
Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse you for all reasonable out-of-pocket expenses (including reasonable counsel fees) as they are incurred by you in connection with investigating or defending any such loss, claim, damage or liability. The foregoing indemnity and reimbursement obligation shall not apply in respect of any statement in or omission from the Private Placement Memorandum (as so amended or supplemented) based on information pertaining to you furnished to the Company by you, or on your behalf. The Company shall not, without your prior written consent, effect any settlement of any pending or threatened proceeding in respect of which you are or could have been a party and indemnity could have been sought hereunder by you, unless such settlement includes an unconditional release of you from all liability on claims that are the subject matter of such proceeding and for which indemnity could have been sought hereunder. If the indemnification provided for in this
Section 5 is unavailable or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then you, on the one hand, and the Company, on the other hand, shall contribute to the amount paid or payable by you as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by you, on the one hand, and the Company, on the other hand, or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits referred to above but also the relative fault of each of the parties and any other relevant equitable considerations.

         SECTION 6.  PAYMENT AND DELIVERY.  (a) Payment
for CP Notes sold to or through you pursuant to this Agreement shall be made by you in immediately available funds payable to the Paying Agent for the account of the Company in such manner and at such time as provided in the Paying Agency Agreement, at the offices of the Paying Agent. Delivery of CP Notes sold to or through you hereunder shall be made against payment of the purchase price therefor by the Paying Agent to you through the facilities of The Depository Trust Company or in definitive form payable to the bearer (and in such denominations as may reasonably be requested by you) by 2:15 p.m. New York time on the date agreed upon for delivery.

           (b) In the event the Company shall direct the Paying Agent to cease issuing CP Notes, the Paying Agent shall be instructed by the Company to issue such CP
Notes as you shall certify were sold within sixty (60) minutes after your receipt of written notice of such cessation and for which you had the prior agreement of the Company pursuant to Section 1 of this Agreement.
You agree upon receipt of any such cessation notice to immediately cease effecting transactions in CP Notes;
provided, however, that this provision shall have no effect with respect to CP Notes purchased by you as principal from the Company.

           SECTION 7.  CONDITIONS OF YOUR OBLIGATION.
Your obligation to solicit offers to purchase CP Notes as agent of the Issuers, your obligation to purchase CP
Notes as principal and the obligation of any other purchaser to purchase CP Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the performance and observance by the Company of all agreements herein contained on its part to be performed and observed (in the case of your obligation to solicit offers to purchase CP Notes, at the time of such solicitation, and, in the case of your or any other purchaser's obligation to purchase CP Notes, at the time the Company accepts the offer to purchase such CP Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

           (a) Prior to such solicitation or purchase:

               (i)  there shall not have occurred any
               change, or any development involving a
               prospectivechange, in the condition,
               financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries from that set forth in the Private Placement Memorandum, as amended or supplemented, that, in your reasonable judgment, is material and adverse to the Company and its subsidiaries, taken as a whole, and that makes it, in your reasonable judgment, impracticable to market the CP Notes; and

               (ii) there shall not have occurred any
               downgrading, nor shall any notice have
               been given of any intended or potential
               downgrading or of any review for a
               possible change that does not indicate
               the direction of the possible change, in the rating accorded any of the Issuer's securities by any of the Rating Agencies;

except, in each case described in paragraph (a)(i) or
(ii) above, as disclosed to you in writing by the Company prior to such solicitation or, in the case of a purchase of CP Notes, as disclosed to you before the offer to purchase such CP Notes was made.

           (b) The following documents shall have been provided to you at or promptly following the execution of this Agreement:

               (i)  an executed copy of the Paying Agency
               Agreement;

               (ii)  a certified copy of resolutions of
               the Board of Directors of each Issuer
               authorizing (a) the issuance of the CP
               Notes and (b) the execution and delivery of this Agreement (in the case of the Company only) and the Paying Agency
               Agreement;

               (iii)  opinions of counsel to the Company
               substantially in the forms of Exhibits A-
               1 and A-2 hereto; and

               (iv)  all other documents reasonably
               requested by   you.

               SECTION 8.  NOTICES.  All communications
hereunder will be in writing and effective only on receipt, and, if sent to you, will be mailed, delivered or telecopied and confirmed to BA Securities, Inc. at 555 California Street, Ninth Floor, San Francisco,
California 94104, Attention: Jeff Berry (telecopy number: 415-622-3429), or, if sent to the Company, will be mailed, delivered, or telecopied and confirmed to the Company at 3400 Las Vegas Boulevard South, Las
Vegas, Nevada 89109, Attention:  Chief Financial Officer
(telecopy number: (702) 792-7628), or to either of the foregoing parties, or their successors, at such other address as such party or successor may designate from time to time by notice duly given in accordance with the terms of this Section 8 to the other party hereto.

               SECTION 9.  AMENDMENTS; SUCCESSORS.  (a)
This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and you. This Agreement is not assignable by either party hereto without the written consent of the other party.

               (b)  This Agreement will inure to the
benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 5 and the purchasers of CP
Notes (to the extent expressly provided in Section 7), and no other person will have any right or obligation hereunder.

               (c) The Company will give you notice of
any proposed cancellation, amendment, supplement, waiver or consent to or under the Paying Agency Agreement at least seven (7) days prior to the effective date thereof.

               SECTION 10. TERMINATION. This Agreement may be terminated at any time by either party hereto upon the giving of written notice of such termination to the other party hereto, but without prejudice to any rights, obligations or liabilities of either party hereto accrued or incurred prior to such termination.
If this Agreement is terminated, the provisions of Sections 3, 4(d), 4(f), 4(g) and 5 shall survive and continue in full force and effect.

           SECTION 11.  GOVERNING LAW.  This Agreement
shall be governed by and construed in accordance with the internal laws of the State of New York.

           SECTION 12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           SECTION 13.  HEADINGS.  The headings of the
sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

           If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                              Very truly yours,

                              MIRAGE RESORTS,
                              INCORPORATED


                              By:/s/ Daniel R. Lee
                              Daniel R. Lee
                              Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BA SECURITIES, INC.

By:/s/ Robert J. Porter
Name:  Robert J. Porter
Title:  Managing Director
                                11